UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2007

Pure Vanilla eXchange, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada	000-52023	98-0442839
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 Third Avenue, 15 th Floor	10022
New York, NY	(Zip Code)
(Address of principal executive offices)

Issuer’s telephone number, including area code: 212-972-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K/A

PURE VANILLA EXCHANGE, INC.

MARCH 16, 2007

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K, dated December 31, 2006, of Pure Vanilla eXchange, Inc., a Nevada corporation ("Pure Vanilla"), filed with the U.S. Securities and Exchange Commission (the "SEC") on January 8, 2007.

We hereby amend the Current Report on Form 8-K filed on January 8, 2007 by adding Item 9.01:

Section 9---Financial Information

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired. In accordance with Item 9.01(a), attached hereto are the audited financial statements of Nimble Group, Inc. for the years ended February 28, 2006 and 2005.

(b) Pro Forma Financial Information. In accordance with Item 9.01(b), attached hereto are the Unaudited Pro Forma Condensed Consolidated Balance Sheet of Pure Vanilla eXchange, Inc. at December 31, 2006 and the Unaudited Pro Forma Condensed Consolidated Statements of Operations of Pure Vanilla eXchange, Inc. for the years ended December 31, 2006 and 2005 after giving effect to the merger of Nimble Group, Inc. as if it had occurred on January 1, 2005.

(c) Exhibits.

No. Description
2.1 Agreement and Plan of Merger, dated as of December 15, 2006, by and among Pure Vanilla eXchange, Inc., PVNX Acquisition Corp. and Nimble Group, Inc. (incorporated herein by reference to the Current Report on Form 8-K filed by Pure Vanilla eXchange, Inc. on December 19, 2006).

99.1 Audited Financial Statements of Nimble Group, Inc.

99.2 Unaudited Pro Forma Condensed Consolidated Financial Data of Pure Vanilla Exchange, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

PURE VANILLA EXCHANGE, INC.

Date: March 16, 2007
By: /s/ Steven Yevoli
Steven Yevoli
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.

99.1  Audited Financial Statements of Nimble Group, Inc.
99.2  Unaudited Pro Forma Condensed Consolidated Financial Data of Pure Vanilla Exchange, Inc.